UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

DEX MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2015. Meeting Information DEX MEDIA, INC. Meeting Type: Annual For holders as of: April 6, 2015 Date: May 28, 2015 Time: 9:00 A.M. CDT Location: Dex Media Headquarters 2200 W. Airfield Dr. DFW Airport, Texas 75261 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DEX MEDIA, INC. 2200 WEST AIRFIELD DR. DFW AIRPORT, TX 75261 M87950-P64929 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request for paper copies, as instructed above on or before May 14, 2015 to facilitate timely delivery. How To Vote M87951-P64929 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the election of all of the nominees set forth in the following proposal: The Board of Directors recommends you vote FOR the following proposal: 2. Advisory vote to approve Dex Media's executive compensation. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposal: 1a. Jonathan B. Bulkeley 3. Ratification of Ernst & Young LLP as Dex Media's independent registered public accounting firm for 2015. 1b. Thomas D. Gardner 1c. John Slater In their discretion the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any postponements or adjournments thereof. 1d. W. Kirk Liddell 1e. Thomas S. Rogers NOTE: Each of the proposals is more fully described in our proxy statement. You can access and review our annual report and proxy statement on the Internet by visiting www.proxyvote.com 1f. Alan F. Schultz 1g. Douglas D. Wheat 1h. Joseph A. Walsh M87952-P64929

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